                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report: January 25, 1999
                       (Date of earliest event reported)


                                 InterTAN, Inc.
             (Exact name of Registrant as specified in its charter)

      Delaware                          1-10062                      75-2130875
(State of Incorporation)           (Commission File No.)        (I.R.S. Employer
                                                             Identification No.)

  201 Main Street, Suite 1805
    Fort Worth, Texas                                                    76102
(Address of principal executive offices)                             (Zip Code)


              Registrant's telephone number, including area code:
                                (817) 348-9701

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

         On January 25, 1999, pursuant to a Share Sale Agreement dated January 23, 1999, InterTAN, Inc., a Delaware corporation (the "Registrant"), and InterTAN Canada Ltd., a wholly-owned subsidiary of the Registrant, each transferred and conveyed all of their respective equity interest in InterTAN U.K. Limited, an England/Wales corporation and wholly-owned subsidiary of the Registrant (the "Company"), to Beheer-En Beleggingsmaatschappij Antika B.V., a company registered in the Netherlands (the "Purchaser"), for cash consideration consisting of (pound)2,800,000. The consideration paid at closing consisted of the repayment of certain inter-company debt owing by the Company to the Registrant on the closing date. Post-closing, the Purchaser may be required to pay the Registrant additional consideration as a result of certain tax savings which may be realized by the Company and/or the Purchaser; any such future payments will be deemed to be made in consideration for the further satisfaction of certain inter-company debt which was owing from the Company to the Registrant on the closing date. The Company owns and operates retail stores in the U.K. through which it engages in the sale of a broad range of private label and brand name consumer electronics products.

         The consideration received by Registrant was determined through arms-length negotiation between the Registrant and the Purchaser.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

        (b)      Unaudited pro forma consolidated financial information


                                InterTAN, Inc.
            UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

         The following unaudited pro forma consolidated statements of operations for the year ended June 30, 1998 and for the six months ended December 31, 1998 reflect the historical accounts of the Company adjusted to give effect to the Company's disposition of InterTAN U.K. Limited as if the disposition had occurred as of the beginning of each period presented.

         The following unaudited pro forma consolidated balance sheet as at December 31, 1998 reflects the historical consolidated balance sheet of InterTAN, Inc. (the "Company") adjusted to give effect to the disposition of the Company's operating subsidiary in the United Kingdom as if such dispositions had taken place on December 31, 1998.

         The accounts of InterTAN U.K. Limited are maintained in pounds sterling. The statement of operations is translated using monthly average exchange rates and the balance sheet has been translated at the exchange rate in effect on the balance sheet date (as at December 31, 1998 the exchange rate was 1.6595 U.S. dollars to the pound sterling).

         The unaudited pro forma consolidated financial information should be read in conjunction with the historical financial statements of the Company. The unaudited pro forma consolidated financial data is for informational purposes only. It is not necessarily indicative of the results of operations or the financial position which would have been attained had the disposition been consummated at the foregoing dates and is not intended to project the Company's financial condition on any future date or results of operations for any future period.

InterTAN, Inc.
Pro Forma Consolidated Statements of Operations
For the Six Months Ended December 31, 1998
--------------------------------------------------------------------------------
(In thousands, except per share data)



                                                                         Historical
                                                   Historical             InterTAN             Pro Forma
                                                  Consolidated          UK Limited (1)        Consolidated
                                                -----------------     ------------------     -----------------

Net sales and operating revenues............    $     320,223         $      97,141         $     223,082
Other income................................              129                    31                    98
                                                -----------------     ------------------    -----------------
                                                      320,352                97,172               223,180
                                                -----------------     ------------------    -----------------

Operating costs and expenses:
   Cost of products sold....................          181,509                57,078               124,431
   Selling, general and administrative
     expenses...............................          108,154                35,873                72,281
   Depreciation and amortization............            3,620                   856                 2,764
   Initial costs of disposition of  United
     Kingdom Subsidiary.....................              376                   376                     -

                                                -----------------     ------------------    -----------------
                                                      293,659                94,183               199,476
                                                -----------------     ------------------    -----------------

Operating income............................           26,693                 2,989                23,704

Foreign currency transaction gains..........             (455)                   (9)                 (446)
Interest expense, net.......................            2,746                   927                 1,819
                                                -----------------     ------------------     -----------------

Income before income taxes..................           24,402                 2,071                22,331
Provision for income taxes..................           10,933                     -                10,933
                                                -----------------     ------------------     -----------------

Net income..................................    $      13,469         $       2,071          $     11,398
                                                =================     ==================     =================

Basic net income per
     average common share...................    $        1.07                                $       0.90

Diluted net income per
     average common share...................    $        0.96                                $       0.64

Average common shares outstanding...........           12,636                                      12,636

Average common shares outstanding
     assuming dilution......................           15,992                                      20,799



The accompanying notes are an integral part of these pro forma consolidated financial statements.

InterTAN, Inc.
Pro Forma Consolidated Statements of Operations
For the Year Ended June 30, 1998
--------------------------------------------------------------------------------
(In thousands, except per share data)

                                                                           Historical
                                                      Historical          InterTAN UK              Pro Forma
                                                     Consolidated          Limited(1)             Consolidated
                                                   ------------------    ---------------        -----------------
Net sales and operating revenues............       $     541,374         $     172,528          $     368,846
Other income................................                 511                   201                    310
                                                   ------------------    ---------------        -----------------
                                                         541,885               172,729                369,156
                                                   ------------------    ---------------        -----------------

Operating costs and expenses:
   Cost of products sold....................             307,934               104,877                203,057
   Selling, general and administrative
     expenses...............................             211,458                75,462                135,996
   Depreciation and amortization............               7,421                 1,482                  5,939
   Provision for business restructuring.....              12,712                12,712                      -
                                                   ------------------    ---------------        -----------------
                                                         539,525               194,533                344,992
                                                   ------------------    ---------------        -----------------

Operating income............................               2,360               (21,804)                24,164

Foreign currency transaction (gains) losses.                (761)                    1                   (762)
Interest expense, net.......................               5,464                   943                  4,521
                                                   ------------------    ---------------        -----------------

Income before income taxes..................              (2,343)              (22,748)                20,405
Provision for income taxes..................              10,430                     -                 10,430
                                                   ------------------    ---------------        -----------------

Net income..................................       $     (12,773)        $     (22,748)         $       9,975
                                                   ==================    ===============        =================

Basic net income per
     average common share...................       $       (1.05)                               $        0.82

Diluted net income per
     average common share...................       $       (1.05)                               $        0.63

Average common shares outstanding...........              12,138                                       12,138

Average common shares outstanding
     assuming dilution......................              12,138                                       20,061



The accompanying notes are an integral part of these pro forma consolidated financial statements.

InterTAN, Inc.
Pro Forma Balance Sheet
December 31, 1998
--------------------------------------------------------------------------------
(In thousands)



                                                                         Historical              Pro Forma             Pro Form
                                                                        Consolidated            Adjustments          Consolidated
                                                                     --------------------------------------------------------------
Assets
Current Assets:
         Cash and short-term investments........................     $        48,817         $      (8,554) (2)     $        40,263
         Accounts receivable, less allowance for
            doubtful accounts...................................              16,370                (4,727) (3)              11,643
         Inventories............................................             158,779               (49,869) (3)             108,910
         Other current assets...................................               8,426                (4,666) (3)               3,760
         Deferred income taxes..................................                 365                     -                      365
                                                                     --------------------------------------------------------------
             Total current assets...............................             232,757               (67,816)                 164,941
Property and equipment, less accumulated
     depreciation and amortization..............................              26,253                (7,091) (3)              19,162
Other assets....................................................                 551                     -                      551
                                                                     --------------------------------------------------------------
                                                                     $       259,561         $     (74,907)         $       184,654
                                                                     ==============================================================

Liabilities and Stockholders' Equity
Current Liabilities:
         Short-term bank borrowings.............................     $        11,617         $     (11,617) (3)     $             -
         Accounts payable.......................................              33,987               (19,580) (3)              14,407
         Accrued expenses.......................................              48,430               (13,037) (4)              35,393
         Income taxes payable...................................              21,889                     -                   21,889
                                                                     --------------------------------------------------------------
              Total current liabilities.........................             115,923               (44,234)                  71,689

9% convertible subordinated debentures..........................              36,894                     -                   36,894
Other liabilities...............................................               7,088                  (739) (3)               6,349
                                                                     --------------------------------------------------------------
                                                                             159,905               (44,973)                 114,932
                                                                     --------------------------------------------------------------
Stockholders' Equity:
         Preferred stock........................................                   -                     -                        -
         Common stock...........................................              12,849                     -                   12,849
         Additional paid-in capital.............................             117,391                     -                  117,391
         Retained earnings (deficit)............................               3,221               (34,118) (5)             (30,897)
         Foreign currency translation effects...................             (33,805)                4,184  (6)             (29,621)
                                                                     --------------------------------------------------------------
              Total stockholders' equity........................              99,656               (29,934)                  69,772
                                                                     --------------------------------------------------------------

                                                                     $       259,561         $     (74,907)         $       184,654
                                                                     ==============================================================

The accompanying notes are an integral part of these pro forma consolidated financial statements.

(1)          Represents the historical results of operations of InterTAN U.K.
             Limited for the year ended June 30, 1998 and for the six months ended December 31, 1998, which are being removed for pro forma purposes from the Company's consolidated results of operation for the same periods.

(2)          Represents the cash recorded in the accounts of InterTAN U.K.
             Limited of $13,201,000 less the proceeds from the sale of approximately(pound)2.8 million, or $4,647,000.

(3) Represents the book value of the assets and liabilities recorded in the accounts of InterTAN U.K. Limited, all of which have been sold in connection with the disposition.

(4) Represents the accrued liabilities recorded in the accounts of InterTAN U.K. Limited of $15,257,000, less an accrual for the estimated selling costs born by the Company.

(5) Represents the initial estimate of the loss on disposition of InterTAN U.K. Limited.

(6) Represents the estimated cummulative foreign currency translation loss associated with the Company's investment in InterTAN U.K. Limited, which will be recognized as part of the overall loss on disposition.

         (c)      Exhibits

         Exhibit No.       Description
         ----------        -----------

               2.1 Share Sale Agreement dated January 23, 1999 between InterTAN, Inc. and Beheer-En Beleggingsmaatschappij Antika B.V.

              10.1 Deed of Indemnity dated January 23, 1999 between InterTAN, Inc., Tandy Corporation, InterTAN Canada Ltd., The Carphone Warehouse Limited and Worldwide Telecommunications Ltd.

              10.2 Tax Deed dated January 23, 1999 between InterTAN, Inc. and Beheer-En Beleggingsmaatschappij Antika B.V.

                                  SIGNATURES
                                  ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     InterTAN, Inc.



February 16, 1999                           By:      /s/ David S. Goldberg
                                                     ---------------------------
                                                     David S. Goldberg
                                                     Vice President, Secretary
                                                     and General Counsel

                                INDEX TO EXHIBITS


Exhibit No.       Description
----------        -----------

        2.1 Share Sale Agreement dated January 23, 1999 between InterTAN, Inc. and Beheer-En Beleggingsmaatschappij Antika B.V.

        10.1 Deed of Indemnity dated January 23, 1999 between InterTAN, Inc., Tandy Corporation, InterTAN Canada Ltd., The Carphone Warehouse Limited and Worldwide Telecommunications Ltd.

        10.2 Tax Deed dated January 23, 1999 between InterTAN, Inc. and Beheer-En Beleggingsmaatschappij Antika B.V.